UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2026

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 13, 2026, Intellia Therapeutics, Inc. (the “Company” or “Intellia”) issued a press release titled “Intellia Therapeutics Reports Additional Positive Phase 3 Results for Lonvoguran Ziclumeran (lonvo-z) in Patients with Hereditary Angioedema.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 13, 2026, the Company announced additional positive results from the global Phase 3 HAELO clinical trial of lonvoguran ziclumeran or “lonvo-z” (formerly NTLA-2002) for hereditary angioedema (“HAE”). The results were presented in a late-breaking oral presentation at the European Academy of Allergy & Clinical Immunology (“EAACI”) Annual Congress 2026 in Istanbul, Türkiye, and were simultaneously published in the New England Journal of Medicine.

Intellia had previously reported that the HAELO trial met its primary endpoint with an 87% reduction (p<0.0001) in mean monthly attacks in the lonvo-z arm vs. the placebo arm during the efficacy evaluation period (weeks 5 to 28). In addition, 62% of patients in the lonvo-z arm were entirely attack free and therapy free for the six-month efficacy evaluation period, compared with 11% of patients in the placebo arm (p<0.0001), a key secondary endpoint. On June 13, 2026, Intellia reported data for the HAELO trial’s other key secondary endpoints:

Key Secondary Endpoint	Lonvo-z Arm (N=52)	Placebo Arm (N=28)
Monthly rate of attacks requiring on-demand treatment Weeks 5-28, mean (95% CI)	0.19 (0.10, 0.36)	1.79 (1.27, 2.54)
89% reduction (79%, 94%), p<0.0001
Monthly rate of moderate/severe attacks Weeks 5-28, mean (95% CI)	0.11 (0.06, 0.23)	1.23 (0.84, 1.81)
91% reduction (81%, 96%), p<0.0001
Change from baseline to Week 28 in AE-QoL total score, mean (95% CI)	-23.51 (-27.64, -19.38)	-6.47 (-12.26, -0.68)
-17.04 improvement (-24.15, -9.93), p<0.0001

AE-QoL: Angioedema Quality of Life score, which is a validated, angioedema-specific patient-reported outcome measure with a lower score indicating improved quality of life. A 6-point reduction is considered to be a clinically important improvement in AE-QoL. CI: Confidence interval

Favorable safety and tolerability data were observed for lonvo-z. The most common treatment emergent adverse events (“TEAEs”) during the primary observation period (infusion through week 28) that were higher in the lonvo-z group compared to placebo were infusion-related reaction, headache, fatigue, back pain, and upper respiratory tract infection. All reported TEAEs were mild or moderate and there were no serious adverse events observed in the lonvo-z arm.

Intellia also reported the following supplemental demographics, data and analyses from the HAELO trial:

•
A time plot showing that the mean monthly attack rate for patients receiving lonvo-z through the data cutoff (February 10, 2026) was well below the reported rate in prescreening while patients were receiving standard-of-care therapy;
•
Patient-level data demonstrating that all patients in the lonvo-z arm experienced attack-rate reductions from baseline during weeks 5 to 28;
•
An analysis showing that meaningful attack-rate reductions were observed for all evaluated subgroups;
•
A breakdown showing that 20% of the patients who enrolled in the HAELO trial reported having complete disease control (no attacks) as their best response to prior long-term prophylaxis therapies; and
•
A plasma kallikrein time plot showing that protein levels decreased substantially by the first measurement (day 15), reached a steady state by week 5 and remained stable through the data cutoff.

A rolling biologics license application submission for lonvo-z was initiated in April with the U.S. Food and Drug Administration. The Company continues to anticipate regulatory approval and a U.S. launch in the first half of 2027.

Forward Looking Statements.

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding Intellia’s beliefs and expectations regarding: the success and advancement of its program for lonvoguran ziclumeran or “lonvo-z” (formerly NTLA-2002) for the treatment of hereditary angioedema (“HAE”), including its plan to complete the submission of a biologics license application (“BLA”) for lonvo-z, its expectations regarding review and approval of that BLA, and its expectations regarding a potential U.S. launch of lonvo-z in the first half of 2027; and the potential of one dose of lonvo-z to become the first one-time treatment for HAE and to permanently lower kallikrein by inactivating the kallikrein B1 (“KLKB1”) gene with a single dose.

Any forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that could cause actual results to differ materially and adversely from those set forth in or implied by any forward-looking statements. These risks, uncertainties and factors include, but are not limited to: uncertainties related to the conduct of clinical studies and other development and commercialization requirements for its product candidates, including lonvo-z, including risks related to the ability to develop and successfully commercialize lonvo-z or any of Intellia’s product candidates; risks related to Intellia’s ability to protect and maintain its intellectual property position; risks related to Intellia’s relationship with third parties, including its contract manufacturers, collaborators, licensors and licensees; risks related to the ability of its licensors to protect and maintain their intellectual property position; risks related to the results of preclinical studies or clinical studies not being predictive of future results in connection with future studies; the risk that clinical study results will not be positive; and risks related to the potential delay of planned clinical trials or regulatory filings due to regulatory feedback or other developments. For a discussion of these and other risks, uncertainties, and other important factors, any of which could cause Intellia’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties and other important factors in Intellia’s other filings with the SEC, including those contained or incorporated by reference. Any forward-looking statements represent Intellia’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Intellia explicitly disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated June 13, 2026 titled “Intellia Therapeutics Reports Additional Positive Phase 3 Results for Lonvoguran Ziclumeran (lonvo-z) in Patients with Hereditary Angioedema.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date:	June 15, 2026	By:	/s/ John M. Leonard
Name: John M. Leonard Title: Chief Executive Officer and President